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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation or our reports included in this Form 10-K into the Company's previously files Registration Statement No. 333-36191, 333-16455 and 333-16459.




March 30, 1999